Exhibit 99.2

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

)
In re:	)	Chapter 11
)
DESTINATION MATERNITY	)	Case No. 19-12256 (BLS)
CORPORATION, et al.,[1]	)
)
Debtors.	)	(Joint Administration Requested)
)
	)	Re: Docket No. __

INTERIM ORDER (I) APPROVING

NOTIFICATION AND HEARING PROCEDURES FOR

CERTAIN TRANSFERS OF AND DECLARATIONS OF WORTHLESSNESS

WITH RESPECT TO COMMON STOCK AND (II) GRANTING RELATED RELIEF

Upon the motion (the “Motion”)2 of the above-captioned debtors and debtors in possession (collectively, the “Debtors”) for entry of an interim order (this “Interim Order”): (a) approving the Procedures related to transfers of, or declarations of worthlessness with respect to, Common Stock, (b) directing that any purchase, sale, other transfer of, or declaration of worthlessness with respect to Common Stock in violation of the Procedures shall be null and void ab initio, (c) scheduling a final hearing to consider approval of the Motion on a final basis, and (d) granting related relief, all as more fully set forth in the Motion; and upon the First Day Declaration; and this Court having jurisdiction over this matter pursuant to 28 U.S.C. §§ 157 and 1334 and the Amended Standing Order; and this Court having found that venue of this proceeding and the Motion in this district is proper pursuant to 28 U.S.C. §§ 1408 and 1409; and this Court having found that the relief requested in the Motion is in the best interests of the Debtors’ estates, their creditors, and other

[1]

The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are: Destination Maternity Corporation (5573); DM Urban Renewal, LLC (N/A); and Mothers Work Canada, Inc. (4780). The location of the Debtors’ principal place of business is 232 Strawbridge Drive, Moorestown, New Jersey 08057.

[2]	Capitalized terms used but not otherwise defined herein have the meanings given to them in the Motion.

parties in interest; and this Court having found that the Debtors’ notice of the Motion and opportunity for a hearing on the Motion were appropriate under the circumstances and no other notice need be provided; and this Court having reviewed the Motion and having heard the statements in support of the relief requested therein at a hearing before this Court (the “Hearing”); and this Court having determined that the legal and factual bases set forth in the Motion and at the Hearing establish just cause for the relief granted herein; and upon all of the proceedings had before this Court; and after due deliberation and sufficient cause appearing therefor, it is HEREBY ORDERED THAT:

1. The Motion is granted on an interim basis as set forth herein.

2. The final hearing (the “Final Hearing”) on the Motion shall be held on November 14, 2019, at 2:30 p.m., prevailing Eastern Time. Any objections or responses to entry of a final order on the Motion shall be filed on or before 4:00 p.m., prevailing Eastern Time, on November 7, 2019, and shall be served on: (a) the Debtors, Destination Maternity Corporation, 232 Strawbridge Drive, Moorestown, New Jersey 08057, Attn: Dave Helkey; (b) proposed counsel to the Debtors, (i) Kirkland & Ellis LLP, 601 Lexington Avenue, New York, New York 10022, Attn: Christopher T. Greco, Rebecca Blake Chaikin, and Allyson Smith Weinhouse and (ii) Landis Rath & Cobb LLP, 919 Market Street, Suite 1800, Wilmington, Delaware 19801, Attn: Adam G. Landis, Kerri K. Mumford, and Jennifer L. Cree; (c) the Office of The United States Trustee, 844 King Street, Suite 2207, Lockbox 35, Wilmington, Delaware 19801, Attn: Timothy J. Fox; (d) counsel to the administrative agent and lender under the Debtors’ prepetition revolving credit facility and lender under the Debtors’ prepetition term loan facility, Otterbourg P.C., 230 Park Avenue, New York, New York 10169, Attn: Daniel F. Fiorillo, Valerie Mason, and Chad Simon ; (e) counsel to the administrative agent and lender under the Debtors’ prepetition term loan facility,

2

Riemer & Braunstein LLP, Times Square Tower, Suite 2506, Seven Times Square, New York, New York 10036, Attn: Steven Fox; and (f) counsel to any statutory committee appointed in these chapter 11 cases. In the event no objections to entry of the Final Order on the Motion are timely received, this Court may enter such Final Order without need for the Final Hearing.

3. The Procedures, as set forth in Exhibit 1 attached hereto, are hereby approved.

4. Any transfer or declaration of worthlessness with respect to Common Stock in violation of the Procedures, including but not limited to the notice requirements, shall be null and void ab initio.

5. In the case of any such transfer of Common Stock in violation of the Procedures, including but not limited to the notice requirements, the person or entity making such transfer shall be required to take remedial actions specified by the Debtors, which may include the actions specified in Private Letter Ruling 201010009 (Dec. 4, 2009), to appropriately reflect that such transfer is null and void ab initio.

6. In the case of any such declaration of worthlessness with respect to Common Stock in violation of the Procedures, including the notice requirements, the person or entity making such declaration shall be required to file an amended tax return revoking such declaration and any related deduction to appropriately reflect that such declaration is void ab initio.

7. The Debtors may retroactively or prospectively waive any and all restrictions, stays, and notification procedures set forth in the Procedures.

8. The requirements set forth in this Interim Order are in addition to the requirements of all applicable laws and do not excuse compliance therewith.

9. The contents of the Motion satisfy the requirements of Bankruptcy Rule 6003(b).

3

10. Notice of the Motion as provided therein shall be deemed good and sufficient notice of such Motion and the requirements of Bankruptcy Rule 6004(a) and the Bankruptcy Local Rules are satisfied by such notice.

11. Notwithstanding Bankruptcy Rule 6004(h), the terms and conditions of this Interim Order are immediately effective and enforceable upon its entry.

12. Notwithstanding the relief granted in this Interim Order, any payment made by the Debtors pursuant to the authority granted herein shall be subject to the orders authorizing use of cash collateral.

13. The Debtors are authorized to take all actions necessary to effectuate the relief granted in this Interim Order in accordance with the Motion.

14. This Court retains exclusive jurisdiction with respect to all matters arising from or related to the implementation, interpretation, and enforcement of this Interim Order.

Dated: October 7, 2019	/s/ Brendan L. Shannon
Wilmington, Delaware	UNITED STATES BANKRUPTCY JUDGE

4

EXHIBIT 1

Procedures for Transfers of and Declarations of

Worthlessness With Respect to Common Stock

Procedures for Transfers of and Declarations of

Worthlessness with Respect to Common Stock

The following procedures apply to transfers of Destination Maternity Corporation’s common stock or any Beneficial Ownership (as defined below) therein (any such record or Beneficial Ownership of common stock, the “Common Stock”):

a.

Any entity (as defined in section 101(15) of the Bankruptcy Code) that currently is or becomes a Substantial Shareholder must, file with the Court, and serve upon: (i) the Debtors, Destination Maternity Corporation, 232 Strawbridge Drive, Moorestown, New Jersey 08057, Attn: Dave Helkey; (ii) proposed counsel to the Debtors, Kirkland & Ellis LLP, 601 Lexington Avenue, New York, New York 10022, Attn: Christopher T. Greco, Rebecca Blake Chaikin, and Allyson Smith Weinhouse; (iii) proposed co-counsel to the Debtors, Landis Rath & Cobb LLP, 919 Market Street, Suite 1800, Wilmington, Delaware 19801, Attn: Adam G. Landis, Kerri K. Mumford, and Jennifer L. Cree; (iv) the Office of The United States Trustee, 844 King Street, Suite 2207, Lockbox 35, Wilmington, Delaware 19801, Attn: Timothy J. Fox; (v) counsel to the administrative agent and lender under the Debtors’ prepetition revolving credit facility and lender under the Debtors’ prepetition term loan facility, Otterbourg P.C., 230 Park Avenue, New York, New York 10169, Attn: Daniel F. Fiorillo, Valerie Mason, and Chad Simon; (vi) counsel to the administrative agent and lender under the Debtors’ prepetition term loan facility, Riemer & Braunstein LLP, Times Square Tower, Suite 2506, Seven Times Square, New York, New York 10036, Attn: Steven Fox; (vii) counsel to any statutory committee appointed in these chapter 11 cases; (hh) the Internal Revenue Service; and (viii) all registered holders of Common Stock (collectively, the “Notice Parties”), a declaration of such status, substantially in the form of Exhibit 1A attached to these Procedures (each, a “Declaration of Status as a Substantial Shareholder”); provided, for the avoidance of doubt, that the other procedures set forth herein shall apply to a Substantial Shareholder even if no Declaration of Status as a Substantial Shareholder has been filed.

b.

Prior to effectuating any transfer of Common Stock that would (i) result in an increase in the amount of Common Stock of which a Substantial Shareholder has Beneficial Ownership, or (ii) result in an entity or individual becoming a Substantial Shareholder, such Substantial Shareholder or potential Substantial Shareholder must file with the Court and serve upon the Notice Parties an advance written declaration of the intended transfer of Common Stock, substantially in the form of Exhibit 1B attached to these Procedures (each, a “Declaration of Intent to Accumulate Common Stock”).

c.

Prior to effectuating any transfer of Common Stock that would (i) result in a decrease in the amount of Common Stock of which a Substantial Shareholder has Beneficial Ownership, or (ii) result in an entity or individual ceasing to be a Substantial Shareholder (as to either Common Stock), such Substantial Shareholder must file with the Court and serve upon the Notice Parties an advance written declaration of the intended transfer of Common Stock, substantially in the form of Exhibit 1C attached to these Procedures (each, a “Declaration of Intent to Transfer Common Stock,” and together with a Declaration of Intent to Accumulate Common Stock, a “Declaration of Proposed Transfer”).

d.

The Debtors shall have 14 calendar days after receipt of a Declaration of Proposed Transfer to file with the Court and serve on such Substantial Shareholder or potential Substantial Shareholder an objection to any proposed transfer of Common Stock described in the Declaration of Proposed Transfer on the grounds that such transfer might adversely affect the Debtors’ ability to utilize their federal net operating losses (together with certain other tax attributes, the “Tax Attributes”). If the Debtors timely file an objection, such transaction will remain ineffective unless the Debtors withdraw such objection or such transaction is approved by a final and non-appealable order of the Court. If the Debtors do not object within such 14-day period, such transaction can proceed solely as set forth in the Declaration of Proposed Transfer. To the extent the Debtors receive an appropriate Declaration of Proposed Transfer and determine in their business judgment not to object, they shall provide five (5) business days’ notice of that decision to counsel to any statutory committee(s) appointed in the Debtors’ chapter 11 cases. Further transactions within the scope of this paragraph are the subject of additional notices in accordance with these Procedures, with an additional 14-day waiting period for each Declaration of Proposed Transfer.

e.

For purposes of these Procedures: (i) a “Substantial Shareholder” is any entity or individual that has Beneficial Ownership of at least 640,133 shares of Common Stock (representing approximately 4.5 percent of all issued and outstanding shares of Common Stock);[1] (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of section 382 of the Internal Revenue Code of 1986, 26 U.S.C. §§ 1–9834 as amended (the “IRC”), and the Treasury Regulations thereunder (other than Treasury Regulations Section 1.382-2T(h)(2)(i)(A)) and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) a holder would be considered to beneficially own equity securities that such holder has an Option to acquire). An “Option” to acquire stock includes all interests described in Treasury Regulations Section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

The following procedures apply to declarations of worthlessness of Common Stock:

a.

Any person or entity that currently is or becomes a 50-Percent Shareholder must file with the Court and serve upon the Notice Parties a declaration of such status, substantially in the form of Exhibit 1D attached to these Procedures (each, a “Declaration of Status as a 50-Percent Shareholder”), on or before the later of (i) 30 calendar days after the date of the Notice of Interim Order, and (ii) ten calendar days after becoming a 50-Percent Shareholder; provided that, for the avoidance of doubt, the other procedures set forth herein shall apply to a 50-Percent Shareholder even if no Declaration of Status as a 50-Percent Shareholder has been filed.

b.

Prior to filing any federal or state tax return, or any amendment to such a return, or taking any other action that claims any deduction for worthlessness of Common Stock for a tax year ending before the Debtors’ emergence from chapter 11 protection, such 50-Percent Shareholder must file with the Court and serve upon the Notice Parties an advance written declaration substantially in the form of Exhibit 1E attached to these Procedures (each, a “Declaration of Intent to Claim a Worthless Stock Deduction”) of the intended claim of worthlessness.

c.

The Debtors will have 14 calendar days after receipt of a Declaration of Intent to Claim a Worthless Stock Deduction to file with the Court and serve on such 50-Percent Shareholder an objection to any proposed claim of worthlessness described in the Declaration of Intent to Claim a Worthless Stock Deduction on the ground that such claim might adversely affect the Debtors’ ability to utilize the Tax Attributes. If the Debtors timely file an objection, the filing of the return or amendment with such claim remains ineffective pending a final ruling on the objection (and thereafter in accordance with the ruling and applicable appellate rules and procedures), and the 50-Percent Shareholder shall be required to file an amended tax return revoking such proposed deduction. If the Debtors do not object within such 14-day period, the filing of the return or amendment with such claim will be permitted as set forth in the Declaration of Intent to Claim a Worthless Stock Deduction. To the extent that the Debtors receive an appropriate Declaration of Intent to Claim a Worthless Stock Deduction and determine in their business judgment not to object, they shall provide five (5) business days’ notice of that decision to counsel to any statutory committee(s) appointed in the Debtors’ chapter 11 cases. Additional returns or amendments within the scope of this paragraph are the subject of additional notices in accordance with these Procedures as set forth herein, with an additional 14-day waiting period for each Declaration of Intent to Claim a Worthless Stock Deduction.

d.

For purposes of these procedures a “50-Percent Shareholder” is any person or entity that at any time since December 31, 2015 has owned 50 percent or more of the Common Stock (determined in accordance with section 382(g)(4)(D) of the IRC and the applicable Treasury Regulations thereunder).

[1]	Based on approximately 14,225,183 shares of Common Stock outstanding as of the Petition Date.

Notice Procedures

The following notice procedures apply to these Procedures:

a.

No later than two business days following entry of the Interim Order, the Debtors shall serve by overnight mail, postage prepaid, a notice substantially in the form of Exhibit 1F attached to these Procedures (the “Notice of Interim Order”), on: (i) the Debtors, Destination Maternity Corporation, 232 Strawbridge Drive, Moorestown, New Jersey 08057, Attn: Dave Helkey; (ii) proposed counsel to the Debtors, Kirkland & Ellis LLP, 601 Lexington Avenue, New York, New York 10022, Attn: Christopher T. Greco, Rebecca Blake Chaikin, and Allyson Smith Weinhouse; (iii) proposed co-counsel to the Debtors, Landis Rath & Cobb LLP, 919 Market Street, Suite 1800, Wilmington, Delaware 19801, Attn: Adam G. Landis, Kerri K. Mumford, and Jennifer L. Cree; (iv) the Office of The United States Trustee, 844 King Street, Suite 2207, Lockbox 35, Wilmington, Delaware 19801, Attn: Timothy J. Fox; (v) counsel to the administrative agent and lender under the Debtors’ prepetition revolving credit facility and lender under the Debtors’ prepetition term loan facility, Otterbourg P.C., 230 Park Avenue, New York, New York 10169, Attn: Daniel F. Fiorillo, Valerie Mason, and Chad Simon (vi) counsel to the administrative agent and lender under the Debtors’ prepetition term loan facility, Riemer & Braunstein LLP, Times Square Tower, Suite 2506, Seven Times Square, New York, New York 10036, Attn: Steven Fox; (vii) counsel to any statutory committee appointed in these chapter 11 cases; (viii) the Internal Revenue Service; and (ix) all registered holders of Common Stock (collectively, the “Notice Parties”). Additionally, no later than two business days following entry of the Final Order, the Debtors shall serve a Notice of Interim Order modified to reflect that the final order has been entered (as modified, the “Notice of Final Order”) on the same entities that received the Notice of Interim Order.

b.

All registered holders of Common Stock shall be required to serve the Notice of Interim Order or Notice of Final Order, as applicable, on any holder for whose benefit such registered holder holds such Common Stock down the chain of ownership for all such holders of Common Stock.

c.

Any entity, broker, or agent acting on such entity’s or individual’s behalf that sells Common Stock to another entity shall be required to serve a copy of the Notice of Interim Order or Notice of Final Order, as applicable, on such purchaser of such Common Stock or any broker or agent acting on such purchaser’s behalf.

d.

As soon as is practicable following entry of the Interim Order, the Debtors shall (i) submit a copy of the Notice of Interim Order (modified for publication) for publication in The New York Times (national edition), and (ii) submit a copy of the Notice of Interim Order (modified for publication) to Bloomberg Professional Service for potential publication by Bloomberg; and (iii) file a Form 8-K with a reference to the entry of the Interim Order.

e.

To the extent confidential information is required in any declaration described in these Procedures, such confidential information may be filed and served in redacted form; provided that any such declarations served on the Debtors shall not be in redacted form. The Debtors shall keep all information provided in such declarations strictly confidential and shall not disclose the contents thereof to any person except to the extent (i) necessary to respond to a petition or objection filed with the Court, (ii) otherwise required by law, or (iii) that the information contained therein is already public; provided that the Debtors may disclose the contents thereof to their professional advisors, who shall keep all such declarations strictly confidential and shall not disclose the contents thereof to any other person or entity, subject to further Court order.

EXHIBIT 1A

Declaration of Status as a Substantial Shareholder

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

)
In re:	)	Chapter 11
)
DESTINATION MATERNITY	)	Case No. 19-12256 (BLS)
CORPORATION, et al.,[1]	)
)
Debtors.	)	(Joint Administration Requested)
)

DECLARATION OF STATUS AS A SUBSTANTIAL SHAREHOLDER2

PLEASE TAKE NOTICE that the undersigned party is/has become a Substantial Shareholder with respect to the common stock of Destination Maternity Corporation or of any Beneficial Ownership therein (the “Common Stock”). Destination Maternity Corporation is a debtor and debtor in possession in Case No. 19-12256 (BLS) pending in the United States Bankruptcy Court for the District of Delaware (the “Court”).

[1]

The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are: Destination Maternity Corporation (5573); DM Urban Renewal, LLC (N/A); and Mothers Work Canada, Inc. (4780). The location of the Debtors’ principal place of business is 232 Strawbridge Drive, Moorestown, New Jersey 08057.

[2]

For purposes of this declaration: (i) a “Substantial Shareholder” is any entity or individual that has Beneficial Ownership (as defined below) of at least 640,133 shares of Common Stock (representing approximately 4.5 percent of 14,225,183 shares of Common Stock outstanding as of the Petition Date); (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of section 382 of the Internal Revenue Code of 1986, 26 U.S.C. §§ 1–9834 as amended (the “IRC”), and the Treasury Regulations thereunder (other than Treasury Regulations Section 1.382-2T(h)(2)(i)(A)) and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) a holder would be considered to beneficially own equity securities that such holder has an Option to acquire). An “Option” to acquire stock includes all interests described in Treasury Regulations Section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE that as of __________, 2019, the undersigned party currently has Beneficial Ownership of _________ shares of Common Stock. The following table sets forth the date(s) on which the undersigned party acquired Beneficial Ownership of such Common Stock:

Number of Shares	Date Acquired

(Attach additional page(s) if necessary)

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are ________.

PLEASE TAKE FURTHER NOTICE that pursuant to the Interim Order (I) Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock and (II) Granting Related Relief [Docket No. __] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served upon: (a) the Debtors, Destination Maternity Corporation, 232 Strawbridge Drive, Moorestown, New Jersey 08057, Attn: Dave Helkey; (b) proposed counsel to the Debtors, (i) Kirkland & Ellis LLP, 601 Lexington Avenue, New York, New York 10022, Attn: Christopher T. Greco, Rebecca Blake Chaikin, and Allyson Smith Weinhouse and (ii) Landis Rath & Cobb LLP, 919 Market Street, Suite 1800, Wilmington, Delaware 19801, Attn: Adam G. Landis, Kerri K. Mumford, and Jennifer L. Cree; (c) the Office of The United States Trustee, 844 King Street, Suite 2207, Lockbox 35, Wilmington,

2

Delaware 19801, Attn: Timothy J. Fox; (d) counsel to the administrative agent and lender under the Debtors’ prepetition revolving credit facility and lender under the Debtors’ prepetition term loan facility, Otterbourg P.C., 230 Park Avenue, New York, New York 10169, Attn: Daniel F. Fiorillo, Valerie Mason, and Chad Simon; (e) counsel to the administrative agent and lender under the Debtors’ prepetition term loan facility, Riemer & Braunstein LLP, Times Square Tower, Suite 2506, Seven Times Square, New York, New York 10036, Attn: Steven Fox; and (f) counsel to any statutory committee appointed in these chapter 11 cases.

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any) and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

Respectfully submitted, (Name of Substantial Shareholder)

By:
Name:
Address:

Telephone:
Facsimile:

Dated:

3

EXHIBIT 1B

Declaration of Intent to Accumulate Common Stock

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

)
In re:	)	Chapter 11
)
DESTINATION MATERNITY	)	Case No. 19-12256 (BLS)
CORPORATION, et al.,[1]	)
)
Debtors.	)	(Joint Administration Requested)
)

DECLARATION OF INTENT TO ACCUMULATE COMMON STOCK2

PLEASE TAKE NOTICE that the undersigned party hereby provides notice of its intention to purchase, acquire, or otherwise accumulate (the “Proposed Transfer”) one or more shares of common stock of Destination Maternity Corporation or of any Beneficial Ownership therein (the “Common Stock”). Destination Maternity Corporation is a debtor and debtor in possession in Case No. 19-12256 (BLS) pending in the United States Bankruptcy Court for the District of Delaware (the “Court”).

[1]

The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are: Destination Maternity Corporation (5573); DM Urban Renewal, LLC (N/A); and Mothers Work Canada, Inc. (4780). The location of the Debtors’ principal place of business is 232 Strawbridge Drive, Moorestown, New Jersey 08057.

[2]

For purposes of this declaration: (i) a “Substantial Shareholder” is any entity or individual that has Beneficial Ownership (as defined below) of at least 640,133 shares of Common Stock (representing approximately 4.5 percent of 14,225,183 shares of Common Stock outstanding as of the Petition Date); (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of section 382 of the Internal Revenue Code of 1986, 26 U.S.C. §§ 1–9834 as amended (the “IRC”), and the Treasury Regulations thereunder (other than Treasury Regulations Section 1.382-2T(h)(2)(i)(A)) and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) a holder would be considered to beneficially own equity securities that such holder has an Option to acquire). An “Option” to acquire stock includes all interests described in Treasury Regulations Section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE that if applicable, on                     , 2019, the undersigned party filed a Declaration of Status as a Substantial Shareholder with the Court and served copies thereof as set forth therein.

PLEASE TAKE FURTHER NOTICE that the undersigned party currently has Beneficial Ownership of                      shares of Common Stock.

PLEASE TAKE FURTHER NOTICE that pursuant to the Proposed Transfer, the undersigned party proposes to purchase, acquire, or otherwise accumulate Beneficial Ownership of                      shares of Common Stock or an Option with respect to                      shares of Common Stock. If the Proposed Transfer is permitted to occur, the undersigned party will have Beneficial Ownership of                      shares of Common Stock after such transfer becomes effective.

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are ___________.

PLEASE TAKE FURTHER NOTICE that pursuant to the Interim Order (I) Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock and (II) Granting Related Relief [Docket No.     ] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served upon: (a) the Debtors, Destination Maternity Corporation, 232 Strawbridge Drive, Moorestown, New Jersey 08057, Attn: Dave Helkey; (b) proposed counsel to the Debtors, (i) Kirkland & Ellis LLP, 601 Lexington Avenue, New York, New York 10022, Attn: Christopher T. Greco, Rebecca Blake Chaikin, and Allyson Smith Weinhouse and (ii) Landis Rath & Cobb LLP, 919 Market Street, Suite 1800, Wilmington, Delaware 19801, Attn: Adam G. Landis, Kerri K. Mumford, and Jennifer L. Cree; (c) the Office of The United States Trustee, 844 King Street, Suite 2207, Lockbox 35, Wilmington,

2

Delaware 19801, Attn: Timothy J. Fox; (d) counsel to the administrative agent and lender under the Debtors’ prepetition revolving credit facility and lender under the Debtors’ prepetition term loan facility, Otterbourg P.C., 230 Park Avenue, New York, New York 10169, Attn: Daniel F. Fiorillo, Valerie Mason, and Chad Simon; (e) counsel to the administrative agent and lender under the Debtors’ prepetition term loan facility, Riemer & Braunstein LLP, Times Square Tower, Suite 2506, Seven Times Square, New York, New York 10036, Attn: Steven Fox; and (f) counsel to any statutory committee appointed in these chapter 11 cases.

PLEASE TAKE FURTHER NOTICE that pursuant to the Order, the undersigned party acknowledges that it is prohibited from consummating the Proposed Transfer unless and until the undersigned party complies with the Procedures set forth therein.

PLEASE TAKE FURTHER NOTICE that the Debtors, have 14 calendar days after receipt of this Declaration to object to the Proposed Transfer described herein. If the Debtors timely file an objection, such Proposed Transfer will remain ineffective unless such objection is withdrawn by the Debtors or the Court approves such transaction by a final and non-appealable order. If the Debtors do not object within such 14-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in this Declaration.

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by the undersigned party that may result in the undersigned party purchasing, acquiring, or otherwise accumulating Beneficial Ownership of additional shares of Common Stock will each require an additional notice filed with the Court and served in the same manner as this Declaration.

3

PLEASE TAKE FURTHER NOTICE that pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any) and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

Respectfully submitted,

(Name of Declarant)

By:

Name:
Address:

Telephone:
Facsimile:

Dated:

4

EXHIBIT 1C

Declaration of Intent to Transfer Common Stock

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

)
In re:	)	Chapter 11
)
DESTINATION MATERNITY	)	Case No. 19-12256 (BLS)
CORPORATION, et al.,[1]	)
)
Debtors.	)	(Joint Administration Requested)
)

DECLARATION OF INTENT TO TRANSFER COMMON STOCK2

PLEASE TAKE NOTICE that the undersigned party hereby provides notice of its intention to sell, trade, or otherwise transfer (the “Proposed Transfer”) one or more shares of common stock of Destination Maternity Corporation or of any Beneficial Ownership therein (the “Common Stock”). Destination Maternity Corporation is a debtor and debtor in possession in Case No. 19-12256 (BLS) pending in the United States Bankruptcy Court for the District of Delaware (the “Court”).

[1]

The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are: Destination Maternity Corporation (5573); DM Urban Renewal, LLC (N/A); and Mothers Work Canada, Inc. (4780). The location of the Debtors’ principal place of business is 232 Strawbridge Drive, Moorestown, New Jersey 08057.

[2]

For purposes of this declaration: (i) a “Substantial Shareholder” is any entity or individual that has Beneficial Ownership (as defined below) of at least 640,133 shares of Common Stock (representing approximately 4.5 percent of 14,225.183 shares of Common Stock outstanding as of the Petition Date); (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of section 382 of the Internal Revenue Code of 1986, 26 U.S.C. §§ 1–9834 as amended (the “IRC”), and the Treasury Regulations thereunder (other than Treasury Regulations Section 1.382-2T(h)(2)(i)(A)) and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) a holder would be considered to beneficially own equity securities that such holder has an Option to acquire). An “Option” to acquire stock includes all interests described in Treasury Regulations Section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE that if applicable, on                     , 2019, the undersigned party filed a Declaration of Status as a Substantial Shareholder with the Court and served copies thereof as set forth therein.

PLEASE TAKE FURTHER NOTICE that the undersigned party currently has Beneficial Ownership of                      shares of Common Stock.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, the undersigned party proposes to sell, trade, or otherwise transfer Beneficial Ownership of                      shares of Common Stock or an Option with respect to                      shares of Common Stock. If the Proposed Transfer is permitted to occur, the undersigned party will have Beneficial Ownership of                      shares of Common Stock after such transfer becomes effective.

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are _________.

PLEASE TAKE FURTHER NOTICE that pursuant the Interim Order (I) Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock and (II) Granting Related Relief [Docket No.     ] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served upon: (a) the Debtors, Destination Maternity Corporation, 232 Strawbridge Drive, Moorestown, New Jersey 08057, Attn: Dave Helkey; (b) proposed counsel to the Debtors, (i) Kirkland & Ellis LLP, 601 Lexington Avenue, New York, New York 10022, Attn: Christopher T. Greco, Rebecca Blake Chaikin, and Allyson Smith Weinhouse and (ii) Landis Rath & Cobb LLP, 919 Market Street, Suite 1800, Wilmington, Delaware 19801, Attn: Adam G. Landis, Kerri K. Mumford, and Jennifer L. Cree; (c) the Office of The United States Trustee, 844 King Street, Suite 2207, Lockbox 35, Wilmington, Delaware 19801, Attn: Timothy J. Fox; (d) counsel to the administrative agent and lender under

2

the Debtors’ prepetition revolving credit facility and lender under the Debtors’ prepetition term loan facility, Otterbourg P.C., 230 Park Avenue, New York, New York 10169, Attn: Daniel F. Fiorillo, Valerie Mason, and Chad Simon; (e) counsel to the administrative agent and lender under the Debtors’ prepetition term loan facility, Riemer & Braunstein LLP, Times Square Tower, Suite 2506, Seven Times Square, New York, New York 10036, Attn: Steven Fox; and (f) counsel to any statutory committee appointed in these chapter 11 cases.

PLEASE TAKE FURTHER NOTICE that pursuant to the Order, the undersigned party acknowledges that it is prohibited from consummating the Proposed Transfer unless and until the undersigned party complies with the Procedures set forth therein.

PLEASE TAKE FURTHER NOTICE that the Debtors, have 14 calendar days after receipt of this Declaration to object to the Proposed Transfer described herein. If the Debtors timely file an objection, such Proposed Transfer will remain ineffective unless the Debtors withdraw such objection or the Court approves such transaction by a final and non-appealable order. If the Debtors do not object within such 14-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in this Declaration.

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by the undersigned party that may result in the undersigned party selling, trading, or otherwise transferring Beneficial Ownership of additional shares of Common Stock each will require an additional notice filed with the Court, and served in the same manner as this Declaration.

PLEASE TAKE FURTHER NOTICE that pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any) and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

3

Respectfully submitted,

(Name of Declarant)

By:

Name:
Address:

Telephone:
Facsimile:

Dated:

4

EXHIBIT 1D

Declaration of Status as a 50-Percent Shareholder

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

)
In re:	)	Chapter 11
)
DESTINATION MATERNITY	)	Case No. 19-12256 (BLS)
CORPORATION, et al.,[1]	)
)
Debtors.	)	(Joint Administration Requested)
)

DECLARATION OF STATUS AS A 50-PERCENT SHAREHOLDER2

PLEASE TAKE NOTICE that the undersigned party is/has become a 50-Percent Shareholder with respect to the common stock of Destination Maternity Corporation or of any Beneficial Ownership therein (the “Common Stock”). Destination Maternity Corporation is a debtor and debtor in possession in Case No. 19-12256 (BLS) pending in the United States Bankruptcy Court for the District of Delaware (the “Court”).

[1]

The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are: Destination Maternity Corporation (5573); DM Urban Renewal, LLC (N/A); and Mothers Work Canada, Inc. (4780). The location of the Debtors’ principal place of business is 232 Strawbridge Drive, Moorestown, New Jersey 08057.

[2]

For purposes of this declaration: (i) a “50-Percent Shareholder” is any person or entity that at any time since December 31, 2015 has owned 50 percent or more of the Common Stock (determined in accordance with section 382(g)(4)(D) of the Internal Revenue Code of 1986, as amended, and the applicable Treasury Regulations thereunder); (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of section 382 of the Internal Revenue Code of 1986, 26 U.S.C. §§ 1–9834 as amended (the “IRC”), and the Treasury Regulations thereunder (other than Treasury Regulations Section 1.382-2T(h)(2)(i)(A)) and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) a holder would be considered to beneficially own equity securities that such holder has an Option to acquire). An “Option” to acquire stock includes all interests described in Treasury Regulations Section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE that, as of                 , 2019, the undersigned party currently has Beneficial Ownership of                  shares of Common Stock. The following table sets forth the date(s) on which the undersigned party acquired Beneficial Ownership of such Common Stock:

Number of Shares	Date Acquired

(Attach additional pages if necessary)

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are                     .

PLEASE TAKE FURTHER NOTICE that pursuant to the Interim Order (I) Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock and (II) Granting Related Relief [Docket No.     ] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served upon: (a) the Debtors, Destination Maternity Corporation, 232 Strawbridge Drive, Moorestown, New Jersey 08057, Attn: Dave Helkey; (b) proposed counsel to the Debtors, (i) Kirkland & Ellis LLP, 601 Lexington Avenue, New York, New York 10022, Attn: Christopher T. Greco, Rebecca Blake Chaikin, and Allyson Smith Weinhouse and (ii) Landis Rath & Cobb LLP, 919 Market Street, Suite 1800, Wilmington, Delaware 19801, Attn: Adam G. Landis, Kerri K. Mumford, and Jennifer L. Cree; (c) the Office of The United States Trustee, 844 King Street, Suite 2207, Lockbox 35, Wilmington, Delaware 19801, Attn: Timothy J. Fox; (d) counsel to the administrative agent and lender under the Debtors’ prepetition revolving credit facility and lender under the Debtors’ prepetition term

2

loan facility, Otterbourg P.C., 230 Park Avenue, New York, New York 10169, Attn: Daniel F. Fiorillo, Valerie Mason, and Chad Simon; (e) counsel to the administrative agent and lender under the Debtors’ prepetition term loan facility, Riemer & Braunstein LLP, Times Square Tower, Suite 2506, Seven Times Square, New York, New York 10036, Attn: Steven Fox; and (f) counsel to any statutory committee appointed in these chapter 11 cases.

PLEASE TAKE FURTHER NOTICE that pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any) and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

Respectfully submitted,

(Name of 50-Percent Shareholder)

By:
Name:
Address:

Telephone:
Facsimile:

Dated:

3

EXHIBIT 1E

Declaration of Intent to Claim a Worthless Stock Deduction

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

)
In re:	)	Chapter 11
)
DESTINATION MATERNITY	)	Case No. 19-12256 (BLS)
CORPORATION, et al.,[1]	)
)
Debtors.	)	(Joint Administration Requested)
)

DECLARATION OF INTENT TO CLAIM A WORTHLESS STOCK DEDUCTION2

PLEASE TAKE NOTICE that the undersigned party hereby provides notice of its intention to claim a worthless stock deduction (the “Proposed Worthlessness Claim”) with respect to one or more shares of common stock of Destination Maternity Corporation or of any Beneficial Ownership therein (the “Common Stock”). Destination Maternity Corporation is a debtor and debtor in possession in Case No. 19-12256 (BLS) pending in the United States Bankruptcy Court for the District of Delaware (the “Court”).

[1]

The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are: Destination Maternity Corporation (5573); DM Urban Renewal, LLC (N/A); and Mothers Work Canada, Inc. (4780). The location of the Debtors’ principal place of business is 232 Strawbridge Drive, Moorestown, New Jersey 08057.

[2]

For purposes of this declaration: (i) a “50-Percent Shareholder” is any person or entity that at any time since December 31, 2015 has owned 50 percent or more of the Common Stock (determined in accordance with section 382(g)(4)(D) of the Internal Revenue Code of 1986, as amended, and the applicable Treasury Regulations thereunder); (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of section 382 of the Internal Revenue Code of 1986, 26 U.S.C. §§ 1–9834 as amended (the “IRC”), and the Treasury Regulations thereunder (other than Treasury Regulations Section 1.382-2T(h)(2)(i)(A)) and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) a holder would be considered to beneficially own equity securities that such holder has an Option to acquire). An “Option” to acquire stock includes all interests described in Treasury Regulations Section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE that, if applicable, on                     , 2019 the undersigned party filed a Declaration of Status as a 50-Percent Shareholder with the Court and served copies thereof as set forth therein.

PLEASE TAKE FURTHER NOTICE that the undersigned party currently has Beneficial Ownership of                  shares of Common Stock.

PLEASE TAKE FURTHER NOTICE that pursuant to the Proposed Worthlessness Claim, the undersigned party proposes to declare that                  shares of Common Stock became worthless during the tax year ending                .

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are ___________.

PLEASE TAKE FURTHER NOTICE that pursuant to the Interim Order (I) Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock and (II) Granting Related Relief [Docket No. __] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served upon: (a) the Debtors, Destination Maternity Corporation, 232 Strawbridge Drive, Moorestown, New Jersey 08057, Attn: Dave Helkey; (b) proposed counsel to the Debtors, (i) Kirkland & Ellis LLP, 601 Lexington Avenue, New York, New York 10022, Attn: Christopher T. Greco, Rebecca Blake Chaikin, and Allyson Smith Weinhouse and (ii) Landis Rath & Cobb LLP, 919 Market Street, Suite 1800, Wilmington, Delaware 19801, Attn: Adam G. Landis, Kerri K. Mumford, and Jennifer L. Cree; (c) the Office of The United States Trustee, 844 King Street, Suite 2207, Lockbox 35, Wilmington, Delaware 19801, Attn: Timothy J. Fox; (d) counsel to the administrative agent and lender under the Debtors’ prepetition revolving credit facility and lender under the Debtors’ prepetition term loan facility, Otterbourg P.C., 230 Park Avenue, New York, New York 10169, Attn: Daniel F.

2

Fiorillo, Valerie Mason, and Chad Simon; (e) counsel to the administrative agent and lender under the Debtors’ prepetition term loan facility, Riemer & Braunstein LLP, Times Square Tower, Suite 2506, Seven Times Square, New York, New York 10036, Attn: Steven Fox; and (f) counsel to any statutory committee appointed in these chapter 11 cases.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the undersigned party acknowledges that the Debtors, have 14 calendar days after receipt of this Declaration to object to the Proposed Worthlessness Claim described herein. If the Debtors timely file an objection, such Proposed Worthlessness Claim will not be effective unless the Debtors withdraw such objection or the Court approves such action by a final and non-appealable order. If the Debtors do not object within such 14-day period, then after expiration of such period the Proposed Worthlessness Claim may proceed solely as set forth in this Declaration.

PLEASE TAKE FURTHER NOTICE that any further claims of worthlessness contemplated by the undersigned party each will require an additional notice filed with the Court to be served in the same manner as this Declaration, and are subject to an additional 14-day waiting period.

PLEASE TAKE FURTHER NOTICE that pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any) and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

3

Respectfully submitted,

(Name of Declarant)

By:
Name:
Address:

Telephone:
Facsimile:

Dated:

4

EXHIBIT 1F

Notice of Order

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

)
In re:	)	Chapter 11
)
DESTINATION MATERNITY	)	Case No. 19-12256 (BLS)
CORPORATION, et al.,[1]	)
)
Debtors.	)	(Joint Administration Requested)
)

NOTICE OF INTERIM ORDER (I) APPROVING

NOTIFICATION AND HEARING PROCEDURES FOR

CERTAIN TRANSFERS OF AND DECLARATIONS OF WORTHLESSNESS

WITH RESPECT TO COMMON STOCK AND (II) GRANTING RELATED RELIEF

TO: THE REGISTERED HOLDERS OF COMMON STOCK OF DESTINATION MATERNITY CORPORATION (THE “COMMON STOCK”) IDENTIFIED IN THE LIST OF EQUITY SECURITY HOLDERS ATTACHED TO DEBTOR DESTINATION MATERNITY CORPORATION’S VOLUNTARY PETITION:

PLEASE TAKE NOTICE that on October 21, 2019 (the “Petition Date”), the above-captioned debtors and debtors in possession (collectively, the “Debtors”), filed petitions with the United States Bankruptcy Court for the District of Delaware (the “Court”) under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101–1532 (the “Bankruptcy Code”). Subject to certain exceptions, section 362 of the Bankruptcy Code operates as a stay of any act to obtain possession of or exercise control over property of or from the Debtors’ estates.

PLEASE TAKE FURTHER NOTICE that on the Petition Date, the Debtors filed the Debtors’ Motion for Entry of Interim and Final Orders (I) Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock and (II) Granting Related Relief [Docket No. 15] (the “Motion”).

[1]

The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are: Destination Maternity Corporation (5573); DM Urban Renewal, LLC (N/A); and Mothers Work Canada, Inc. (4780). The location of the Debtors’ principal place of business is 232 Strawbridge Drive, Moorestown, New Jersey 08057.

PLEASE TAKE FURTHER NOTICE that on October 22, 2019, the Court entered the Interim Order (I) Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock and (II) Granting Related Relief [Docket No. 75] (the “Order”) approving procedures for certain transfers of or declarations of worthlessness with respect to Common Stock, as set forth in Exhibit 1 attached to the Order (the “Procedures”).2

PLEASE TAKE FURTHER NOTICE that pursuant to the Order, a Substantial Shareholder may not consummate any purchase, sale, or other transfer of Common Stock in violation of the Procedures, and any such transaction in violation of the Procedures shall be null and void ab initio.

PLEASE TAKE FURTHER NOTICE that pursuant to the Order, a 50-Percent Shareholder may not claim a worthless stock deduction with respect to Common Stock in violation of the Procedures, and any such deduction in violation of the Procedures shall be null and void ab initio, and the 50-Percent Shareholder shall be required to file an amended tax return revoking such proposed deduction.

PLEASE TAKE FURTHER NOTICE that pursuant to the Order, the Procedures shall apply to the holding and transfers of Common Stock by a Substantial Shareholder or someone who may become a Substantial Shareholder.

PLEASE TAKE FURTHER NOTICE that upon the request of any entity, the notice, solicitation, and claims agent for the Debtors, Prime Clerk LLC, will provide a copy of the Order and a form of each of the declarations required to be filed by the Procedures in a reasonable period of time. Such Order and declarations are also available via PACER on the Court’s website at https://ecf.deb.uscourts.gov/ for a fee, or by accessing the Debtors’ restructuring website at http://cases.primeclerk.com/DestinationMaternity.

[2]	Capitalized terms used in this Order and not immediately defined have the meanings given to such terms in the Motion or in the First Day Declaration as applicable.

2

PLEASE TAKE FURTHER NOTICE that the final hearing (the “Final Hearing”) on the Motion shall be held on November 14, 2019, at 2:30 p.m., prevailing Eastern Time. Any objections or responses to entry of a final order on the Motion shall be filed on or before 4:00 p.m., prevailing Eastern Time, on November 7, 2019, and shall be served on: (a) the Debtors, Destination Maternity Corporation, 232 Strawbridge Drive, Moorestown, New Jersey 08057, Attn: Dave Helkey; (b) proposed counsel to the Debtors, (i) Kirkland & Ellis LLP, 601 Lexington Avenue, New York, New York 10022, Attn: Christopher T. Greco, Rebecca Blake Chaikin, and Allyson Smith Weinhouse and (ii) Landis Rath & Cobb LLP, 919 Market Street, Suite 1800, Wilmington, Delaware 19801, Attn: Adam G. Landis, Kerri K. Mumford, and Jennifer L. Cree; (c) the Office of The United States Trustee, 844 King Street, Suite 2207, Lockbox 35, Wilmington, Delaware 19801, Attn: Timothy J. Fox; (d) counsel to the administrative agent and lender under the Debtors’ prepetition revolving credit facility and lender under the Debtors’ prepetition term loan facility, Otterbourg P.C., 230 Park Avenue, New York, New York 10169, Attn: Daniel F. Fiorillo, Valerie Mason, and Chad Simon; (e) counsel to the administrative agent and lender under the Debtors’ prepetition term loan facility, Riemer & Braunstein LLP, Times Square Tower, Suite 2506, Seven Times Square, New York, New York 10036, Attn: Steven Fox; and (f) counsel to any statutory committee appointed in these chapter 11 cases. In the event no objections to entry of the Final Order on the Motion are timely received, this Court may enter such Final Order without need for the Final Hearing.

3

PLEASE TAKE FURTHER NOTICE THAT FAILURE TO FOLLOW THE PROCEDURES SET FORTH IN THE ORDER SHALL CONSTITUTE A VIOLATION OF, AMONG OTHER THINGS, THE AUTOMATIC STAY PROVISIONS OF SECTION 362 OF THE BANKRUPTCY CODE.

PLEASE TAKE FURTHER NOTICE THAT ANY PROHIBITED PURCHASE, SALE, OTHER TRANSFER OF, OR DECLARATION OF WORTHLESSNESS WITH RESPECT TO COMMON STOCK, BENEFICIAL OWNERSHIP THEREOF, OR OPTION WITH RESPECT THERETO IN VIOLATION OF THE ORDER IS PROHIBITED AND SHALL BE NULL AND VOID AB INITIO AND MAY BE PUNISHED BY CONTEMPT OR OTHER SANCTIONS IMPOSED BY THE COURT.

PLEASE TAKE FURTHER NOTICE that the requirements set forth in the Order are in addition to the requirements of applicable law and do not excuse compliance therewith.

[Remainder of page intentionally left blank.]

4

Dated: October 22, 2019	/s/ Adam G. Landis
Wilmington, Delaware	LANDIS RATH & COBB LLP
Adam G. Landis (DE Bar No. 3407)
Kerri K. Mumford (DE Bar No. 4186)
Jennifer L. Cree (DE Bar No. 5919)
919 North Market Street, Suite 1800
Wilmington, Delaware 19801
Telephone: (302) 467-4400
Facsimile: (302) 467-4450
Email: landis@lrclaw.com
mumford@lrclaw.com
cree@lrclaw.com

- and -

KIRKLAND & ELLIS LLP
KIRKLAND & ELLIS INTERNATIONAL LLP
Christopher T. Greco, P.C. (pro hac vice pending)
601 Lexington Avenue
New York, New York 10022
Telephone: (212) 446-4800
Facsimile: (212) 446-4900
Email: christopher.greco@kirkland.com

Proposed Co-Counsel to the Debtors and Debtors in Possession